                                                                    Exhibit 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report") by Cabot Corporation ("Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                           /s/ Kennett F. Burnes
                                           ------------------------------------
                                           Kennett F. Burnes
                                           Chairman and Chief Executive Officer
                                           May 14, 2003

                                           /s/ John A. Shaw
                                           ------------------------------------
                                           John A. Shaw
                                           Executive Vice President and
                                           Chief Financial Officer
                                           May 14, 2003



A signed original of this written statement required by Section 906 has been provided to Cabot Corporation and will be retained by Cabot Corporation and furnished to the Securities and Exchange Commission or its staff upon request.